UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                    FORM 8-K

                              CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     DECEMBER 5, 2005
                                                 ------------------------------

                                  ISLANDS BANCORP
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              (Exact Name of Registrant as Specified in Its Charter)

                                  SOUTH CAROLINA
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                   (State or Other Jurisdiction of Incorporation)

                000-29267                                  57-1082388
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         (Commission File Number)              (IRS Employer Identification No.)

 2348 BOUNDARY STREET, BEAUFORT, SOUTH CAROLINA              29902
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    (Address of Principal Executive Offices)               (Zip Code)

                                   (843) 521-1968
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                  (Registrant's Telephone Number, Including Area Code)

                                    NOT APPLICABLE
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              (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 --- CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR --- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the --- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the --- Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective December 5, 2005, the Board of Directors of Islands Bancorp (the "Company") appointed Carol J. Nelson as Chief Financial Officer of the Company and its wholly-owned subsidiary, Islands Community Bank. In such capacity, Ms. Nelson will serve as the Company's Principal Financial and Accounting Officer. Prior to joining the Company, Ms. Nelson served as a Senior Vice President and the Chief Financial Officer of The Buckhead Community Bank in Atlanta, Georgia from September 2002 until April 2005. From 1999 to 2002, Ms. Nelson was the owner of Financial Management Resources Group LLC, which provided financial consulting and financial and regulatory reporting services to financial institutions.

     The Company and Ms. Nelson are currently negotiating the final terms of Ms. Nelson's employment with the Company. The Company will file a report on Form 8-K to report the terms of Ms. Nelson's employment when the terms are determined.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ISLANDS BANCORP

Dated:   December 9, 2005

                                        By: /s/John R. Perrill
                                            -----------------------------------

                                        Name:  John R. Perrill
                                               --------------------------------

                                        Title:  Chief Executive Officer
                                                -------------------------------